SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) April 10, 2000
                                                         --------------


                                    FNB Corp.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          North Carolina             0-13823               56-1456589
------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File      (IRS Employer
  of Incorporation)                Number)            Identification No.)


     101 Sunset Avenue, Asheboro, North Carolina             27203
------------------------------------------------------------------------------
      (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
                                                      ------------------------


                                       N/A
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  Acquisition or Disposition of Assets

         On April 10, 2000, FNB Corp. ("FNB") completed its acquisition of Carolina Fincorp, Inc. ("Carolina"). Under the terms of the definitive merger agreement, which was filed with the Securities and Exchange Commission on December 29, 1999 as an appendix to the Joint Proxy Statement/Prospectus forming part of FNB's Registration Statement No. 333-93869 on Form S-4 (the "Registration Statement") and is hereby incorporated herein by reference, Carolina shareholders will receive 0.79 shares of FNB common stock for each share of Carolina common stock. In the aggregate, approximately 1.5 million shares of FNB common stock will be issued to Carolina shareholders. The merger was accounted for as a pooling of interests.

         A copy of the press release (the "Press Release") relating to the completion of the merger is being filed as Exhibit 99.1 to this report and is incorporated herein by reference. The Press Release contains forward-looking statements, including estimates of future operating results and other forward-looking financial information. These estimates constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, the estimates involve significant risks and uncertainties that could cause actual results to differ from those estimates. A discussion of the various factors, including factors beyond FNB's control, that could cause FNB's results to differ materially from those expressed in such forward-looking statements is included in FNB's filings with the Securities and Exchange Commission, including within the Registration Statement.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The financial statements for Carolina and the pro forma financial information required by this Item 7 have been previously reported in the Registration Statement in accordance with General Instruction B.3 of Form 8-K.

         The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FNB CORP.


Date: April 14, 2000                        By   /s/ Jerry A. Little
                                                 ---------------------

                                                   Jerry A. Little
                                                   Secretary and Treasurer

                                                 INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

Exhibit No.           Description

2 Amended and Restated Agreement and Plan of Merger dated as of December 28, 1999 by and between FNB Corp. and Carolina Fincorp, Inc. (incorporated by reference to the registrant's Registration Statement No. 333-93869 on Form S-4 filed with the Securities and Exchange Commission on December 29, 1999).

99.1                  Text of Press Release dated April 10, 2000 issued by
                      FNB Corp.